UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

STARTENGINE CROWDFUNDING, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

StartEngine Crowdfunding, Inc.

4100 West Alameda Avenue, 3rd Floor

Burbank, CA 91505

NOTICE OF ACTION
TAKEN BY WRITTEN
CONSENT OF
STOCKHOLDERS

March 14, 2024

Dear Stockholders:

This Notice and the enclosed Information Statement are being furnished by the Board of Directors (the “Board ”) of StartEngine Crowdfunding, Inc., a Delaware corporation (“StartEngine” or the “Company”), to holders of record of the Company’s common stock, $0.00001 par value (the “Common Stock”), Series Seed Preferred Stock, $0.00001 par value (“Series Seed Preferred”), Series A Preferred Stock, $0.00001 par value (“Series A Preferred”), and Series T Preferred Stock, $0.00001 par value (“Series T Preferred”, and collectively with the Series Seed Preferred and the Series A Preferred, the “Preferred Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and pursuant to Section 228(e) of the Delaware General Corporation Law. The purpose of this Information Statement is to inform those with voting rights to the Company’s Common Stock and Preferred Stock (collectively, the “Stockholders”) that, on March 13, 2024, holders of at least a majority of the outstanding voting securities of the Company entitled to vote on the following matter (the “Consenting Stockholders”), acted by written consent in lieu of a special meeting of Stockholders to approve:

(i)	The seventh amendment and restatement to the Company’s Certificate of Incorporation (the “Seventh Amended and Restated Certificate of Incorporation”) authorizing:

a.	A forward split at a ratio of twenty shares for each one share (the “Forward Split”) of issued and outstanding shares of Common Stock, Series Seed Preferred Stock, Series A Preferred Stock and Series T Preferred Stock (the “Preferred Stock,” and collectively the “Capital Stock”), and

b.	An increase in the number of authorized shares from 75,000,000 to 1,500,000,000

(ii)	Amendments to the Company’s Bylaws (the “Bylaw Amendment”) to enhance the Company’s corporate governance and compliance with federal and state laws (the “Second Amended and Restated Bylaws”).

With respect to the approval of the Seventh Amended and Restated Certificate of Incorporation, the Consenting Stockholders included both (i) holders of at least a majority of the Common Stock and Preferred Stock voting on an as converted basis as well as (ii) holders of at least a majority of all classes of Preferred Stock voting together as a single class as required by Section 6(g) of Article IV of the Company’s Sixth Amended and Restated Certificate of Incorporation (the “Charter”). With respect to the approval of the Bylaw Amendment, the Consenting Stockholders were holders of at least a majority of all classes of Preferred Stock voting together as a single class pursuant to Section 6(g) of Article IV of the Charter.

A copy of the Seventh Amended and Restated Certificate of Incorporation is attached as Appendix A, and a copy of the Amended and Restated Bylaws is attached as Appendix B, to this Information Statement.

As of the close of business on March 13, 2024, (the “Record Date”), the Company had 54,847,383 issued and outstanding shares of Common Stock on a fully diluted basis, taking into consideration the conversion of all issued and outstanding shares of Preferred Stock, and excluding any shares that may be issued under currently issued and outstanding options and warrants, or under the 2015 Plan; and the Company had 19,994,684 issued and outstanding shares of Preferred Stock.

The Board unanimously approved and recommended the Seventh Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws for approval by the Stockholders, and the Consenting Stockholders approved the Seventh Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, in each case, pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), the Company's Sixth Amended and Restated Certificate of Incorporation (the “Charter”), and the Company’s Amended and Restated Bylaws (the “Bylaws”). The Written Consent constitutes the only Stockholder approval required to approve the Seventh Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws under the DGCL, the Charter, and the Bylaws. The Board is not soliciting your proxy or consent in connection with the Seventh Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, and no proxies or consents are being requested from the Stockholders.

In accordance with Rule 14c-2 and Rule 14a-16 of the Exchange Act, the Seventh Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws will become effective no earlier than the 40th calendar day after the Notice of Internet Availability of Information Statement (the “Notice”) is first made available to our stockholders. The Notice is being distributed and made available on or about March 14, 2024.

The full text of the Information Statement is made available on our website at https://www.startengine.com/annual-reports. If you want to receive a paper or e-mail copy of the Information Statement, you must request one. You may request a copy by mailing the Company at StartEngine Crowdfunding, Inc., Attention: Secretary, 4100 West Alameda Avenue, 3rd Floor, Burbank, CA 91505, by calling 1 (800) 317-2200, or by e-mail to contact@startengine.com. The entire cost of furnishing the Information Statement will be borne by the Company.

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first made available to you on or about March 14, 2024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO:

1. THE SEVENTH AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION AUTHORIZING A TWENTY-FOR-ONE FORWARD SPLIT AND INCREASING AUTHORIZED SHARES TO 1,500,000,000; AND

2. THE SECOND AMENDED AND RESTATED BYLAWS.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT HTTPS://WWW.STARTENGINE.COM/ANNUAL-REPORTS.

By Order of the Board of Directors

/s/ Howard Marks
Howard Marks
CEO

Burbank, California

March 14, 2024

TABLE OF CONTENTS

Introductory Statement	5

Forward-Looking Statements	15

Notice Item 1: Approval of the Seventh Amended and Restated Certificate of Incorporation, including the Forward Split and Increase in Number of Authorized Shares Available for Issuance	7

Notice Item 2: Approval of the Second Amended and Restated Bylaws	12

Security Ownership of Certain Beneficial Owners and Management	15

Delivery of Documents to Security Holders Sharing an Address	16

Additional Information	17

StartEngine Crowdfunding, Inc.

4100 West Alameda Avenue, 3rd Floor
Burbank, CA 91505

INFORMATION STATEMENT PURSUANT
TO SECTION 14(C) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND
REGULATION 14C PROMULGATED
THEREUNDER

INTRODUCTORY STATEMENT

StartEngine Crowdfunding, Inc. (“StartEngine” or the “Company”) is a Delaware corporation with principal executive offices located at 4100 West Alameda Avenue, 3rd Floor, Burbank, CA 91505. The telephone number is (800) 317-2200. On March 13, 2024, the Company’s Board of Directors (the “Board”), after careful consideration, unanimously deemed advisable and approved:

(1)	an amendment to the Company’s certificate of incorporation (the “COI Amendment”) for the purpose of:

(a)	effectuating a 20-for-1 forward stock split;

(b)	to increase of the number of authorized shares of the Company’s capital stock available for issuance from 75,000,000 to 1,150,000,000; and

(2)	an amendment to the Company’s bylaws (the “Bylaw Amendment”) to enhance the Company’s corporate governance and compliance with federal and state laws.

This Information Statement is being sent to holders of record of the Company’s Common Stock, par value $0.00001, Series Seed Preferred Stock (“Series Seed Preferred”), Series A Preferred Stock (“Series A Preferred”), and Series T Preferred Stock (“Series T Preferred” and collectively the “Preferred Stock,” and together with the Common Stock the “Capital Stock”), each having $0.00001 par value, as of the Record Date (the “Stockholders”) by the Board to notify them that on March 13, 2024, the corporate actions were approved by written consent in lieu of a special meeting of the Company’s Stockholders (the “Written Consent”). With respect to the approval of the Seventh Amended and Restated Certificate of Incorporation, the consenting stockholders included both (i) holders of at least a majority of the Common Stock and Preferred Stock voting on an as converted basis as well as (ii) holders of at least a majority all classes of Preferred Stock voting together as a single class (the “Consenting Stockholders”) as required by Section 6(g) of Article IV of the Company’s Sixth Amended and Restated Certificate of Incorporation (the “Charter”). With respect to the approval of the Bylaw Amendment, the Consenting Stockholders were holders of at least a majority of the Preferred Stock pursuant to Section 6(g) of Article IV of the Charter.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Copies of this Information Statement are expected to be made available on or about March 14, 2024, to the holders of record on the Record Date of our outstanding Common Stock and Preferred Stock. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and Preferred Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO:

1)	APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION (THE “SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION”) FOR THE PURPOSE OF:

a.	EFFECTUATING A 20-FOR-1 STOCK SPLIT FOR ALLL CLASSES OF SECURITIES, AND

b.	INCREASE IN THE NUMBER OF SHARES AVAILABLE TO BE ISSUED FROM 75,000,000 TO 1,500,000,000; AND

2)	APPROVE AMENDMENTS TO THE AMENDED AND RESTATED BYLAWS (THE “SECOND AMENDED AND RESTATED BYLAWS”) FOR PURPOSES OF ENHANCING THE COMPANY’S CORPORATE GOVERNANCE AND COMPLIANCE WITH FEDERAL AND STATE LAW.

VOTES REQUIRED

Pursuant to the Company’s Charter, holders of the Company’s Common Stock are entitled to one vote per share of Common Stock and holders of the Company’s Preferred Stock are entitled to one vote per share of Common Stock on an as-converted basis.

In addition, under Article IV, Section 6(g) of the Company’s Charter, any revisions to the Company’s certificate of incorporation and bylaws must first be approved by either affirmative vote or written consent of the holders of a majority of the voting power represented by the then outstanding shares of all classes of Preferred Stock voting together as a single class so long as any shares of Preferred Stock are outstanding.

Section 228 of the DGCL and Article II, Section 1.11 of the Amended and Restated Bylaws provide that Stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted.

As of the close of business on the Record Date, the Company had 54,847,383 issued and outstanding shares of Common Stock on an as converted basis and 19,994,684 issued and outstanding shares of Preferred Stock. As of the close of business on the Record Date, the Consenting Stockholders together owned 17,595,149 shares of the Company’s Common Stock and 10,348,309 shares of the Company’s Preferred Stock, representing approximately 50.9% of the voting power of the voting securities of the Company, on an as-converted basis and 51.8% of the all classes of Preferred Stock voting together as a single class.

On March 13, 2024, the Company received the Written Consent from the Consenting Stockholders approving the COI Amendment and the Bylaw Amendment. Receipt of the Written Consent from the Consenting Stockholders representing (i) 27,943,458 votes of voting securities of the Company, on an as-converted basis, which constitutes a majority of the voting power of the outstanding shares of capital stock of the Company, on an as-converted basis, and (ii) 10,348,309 of all classes of Preferred Stock voting together as a single class, which constitutes a majority of the voting power of the outstanding shares of Preferred Stock.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or stockholder of the Company. No director of the Company informed the Company that such director opposed any of the actions as set forth in this Information Statement.

ITEM 1

THE SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECTUATE THE TWENTY-FOR -ONE FORWARD SPLIT AND

INCREASE IN AUTHORIZED SHARES OF CAPITAL STOCK

Overview of Action

The Board, the holders of a majority of the voting power of the outstanding shares of Capital Stock of the Company, and holders of a majority of the voting power of the outstanding shares of Preferred Stock, have approved the Seventh Amended and Restated Certificate of Incorporation (the “Seventh Amended and Restated Certificate of Incorporation”) for the purpose of:

c.	Effectuating a forward stock split at a ratio of twenty shares for each share of Capital Stock issued and outstanding (the “Forward Split”), and

d.	Increase in the number of authorized shares of Capital Stock from 75,000,000 to 1,500,000,000.

On March 13, 2022, after due deliberation and careful consideration, the Board unanimously deemed advisable and approved the Forward Split and to increase the number of shares authorized by the Company from 75,000,000 shares to 1,500,000,000 shares, and determined that such matters are in the best interests of the Company and its Stockholders.

On March 13, 2024, the Consenting Stockholders, who combined have approximately 50.9% of the voting control of the Company as described above, executed and delivered the Written Consent that ratified and approved the Board’s approval of the Forward Split and increase in the number of shares of Capital Stock from 75,000,000 to 1,500,000,000. The Boards’ authority to implement the Seventh Amended and Restated Certificate of Incorporation will not become effective until (i) at least 40 calendar days after the Notice of Internet Availability of Information Statement (the “Notice”) is first made available to our Stockholders, (ii) the Seventh Amended and Restated Certificate of Incorporation is filed with the State of Delaware, and (iii) the Forward Split is approved and declared effective by FINRA.

Upon effectuation of the Seventh Amended and Restated Certificate of Incorporation, the following changes to the Company’s Capital Stock will occur:

Common Stock Pre-Stock Split

Authorized Shares of Common Stock	Issued Shares of Common Stock	Authorized but Unissued Shares of Common Stock
49,050,000	34,852,699	14,197,301

Common Stock Post-Stock Split

Authorized Shares of Common Stock	Issued Shares of Common Stock	Authorized but Unissued Shares of Common Stock
981,000,000	697,053,980	283,946,020

Series Seed Preferred Stock Pre-Stock Split

Authorized Shares of Series Seed Preferred Stock	Issued Shares of Series Seed Preferred Stock	Authorized but Unissued Shares of Series Seed Stock
10,650,000	10,240,536	409,464

Series Seed Preferred Stock Post-Stock Split

Authorized Shares of Series Seed Preferred Stock	Issued Shares of Series Seed Preferred Stock	Authorized but Unissued Shares of Series Seed Stock
213,000,000	204,810,720	8,189,280

Series A Preferred Stock Pre-Stock Split

Authorized Shares of Series A Preferred Stock	Issued Shares of Series A Preferred Stock	Authorized but Unissued Shares of Series A Preferred Stock
10,350,000	9,272,044	1,077,956

Series A Preferred Stock Post-Stock Split

Authorized Shares of Series A Preferred Stock	Issued Shares of Series A Preferred Stock	Authorized but Unissued Shares of Series A Preferred Stock
207,000,000	185,440,880	21,559,120

Series T Preferred Stock Pre-Stock Split

Authorized Shares of Series T Preferred Stock	Issued Shares of Series T Preferred Stock	Authorized but Unissued Shares of Series T Preferred Stock
4,950,000	482,104	4,467,896

Series T Preferred Stock Post-Stock Split

Authorized Shares of Series T Preferred Stock	Issued Shares of Series T Preferred Stock	Authorized but Unissued Shares of Series T Preferred Stock
99,000,000	9,642,080	89,357,920

The Board’s primary objectives in effecting the Forward Split, if necessary or if the Board otherwise desires, is to enable the Board to facilitate capital raising by reducing the price per share, making our Common Stock more accessible to smaller investors and appeal a broader audience of potential investors. Immediately following the Forward Split, the per-share price of our Common Stock should generally decrease proportionately with the Forward Split ratio. In the longer term, however, depending upon market and industry conditions and the status of our Company, the Forward Split may have no effect, a positive effect or a negative effect, on the value of the post-Forward Split Common Stock.

The Forward Split will affect all of our Common Stock and Preferred Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power. The principal effect of the Forward Split will be an increase in the number of shares outstanding from a total of 34,852,699 shares of Common Stock as of March 13, 2024, to 697,053,980, and a total of 19,994,684 shares of Preferred Stock as of March 13, 2024, to 399,893,680.  To the extent there are outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities will also be ratably adjusted in accordance with their terms. See also the tables above for disclosure as to the affect on each class of stock individually. Our stockholders’ will not experience dilution as a result of this action.

Stockholders should recognize that they will own more shares than they presently own – a number equal to the number of shares owned immediately prior to the filing of  the Seventh Amended and Restated Certificate of Incorporation multiplied by 20. For example, a stockholder who owns 100 shares of our Common Stock immediately prior to the filing of the Seventh Amended and Restated Certificate of Incorporation will own 2,000 shares of Common Stock after the filing of the Seventh Amended and Restated Certificate of Incorporation.

Summary of the Forward Split

•	The issued and outstanding Common Stock shall be increased on the basis of one post-split share of the Common Stock and Preferred Stock to twenty shares as a result of the twenty-for-one (20-for-1) split of the Common Stock and Preferred Stock outstanding. The increase in the number of shares outstanding shall be proportional across all classes of Capital Stock and shall not affect any rights, privileges or obligations with respect to the shares of Common Stock and Preferred Stock outstanding immediately prior to the Forward Split.

•	As a result of the increase in the number of shares of Common Stock, as of March 13, 2024, the pre-split total of issues and outstanding shares of 34,852,699 shares shall be increased to 697,053,980 issued and outstanding shares.

•	As a result of the increase in the number of shares of Series Seed Preferred Stock, as of March 13, 2024, the pre-split total of issues and outstanding shares of 10,240,536 shall be increased to 204,810,720 issued and outstanding shares.

•	As a result of the increase in the number of shares of Series A Preferred Stock, as of March 13, 2024, the pre-split total of issues and outstanding shares of 9,272,044 shall be increased to 185,440,880 issued and outstanding shares.

•	As a result of the increase in the number of shares of Series T Preferred Stock, as of March 13, 2024, the pre-split total of issues and outstanding shares of 482,104 shall be increased to 9,642,080 issued and outstanding shares.

Description of the Company’s Capital Stock

The following descriptions summarize important terms of our Preferred Stock after the effectuation of the Forward Split. This summary does not purport to be complete and is qualified in its entirety by the proposed Seventh Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, and Amended and Restated Investors’ Rights Agreement, which have been filed as Exhibits to the Company’s most recent Form 10-Q for the period ending September 30, 2023. For a complete description of StartEngine’s current capital stock, you should refer to our Sixth Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, our Second Amended and Restated Investors’ Rights Agreement, and applicable provisions of the Delaware General Corporation Law. For a complete description of StartEngine’s capital stock after the effectuation of the Forward Split, you should refer to our Seventh Amended and Restated Certificate of Incorporation, attached hereto as Exhibit A, our Second Amended and Restated Bylaws, attached hereto as Exhibit B, our Second Amended and Restated Investors’ Rights Agreement, and applicable provisions of the Delaware General Corporation Law.

Prior to effectuation of the Forward Split, StartEngine’s authorized capital stock consists of 75,000,000 shares of Common Stock, $0.00001 par value per share, and 25,950,000 shares of Preferred Stock, $0.00001 par value per share, of which 10,650,000 shares are designated as Series Seed Preferred Stock, 10,350,000 shares are designated as Series A Preferred Stock, and 4,950,000 shares that will be designated Series T Preferred Stock.

As of March 13, 2024, the outstanding shares of StartEngine included: 34,852,699 shares of Common Stock, 10,240,536 shares of Series Seed Preferred Stock, 9,272,044 shares of Series A Preferred Stock, and 482,104 shares of Series T Preferred Stock.

As described above, upon effectuation of the Forward Split and Seventh Amended and Restated Certifcate of Incorporation, the outstanding shares of the Company will be 697,053,980 shares of Common Stock, 204,810,720 shares of Series Seed Preferred Stock, 185,440,880 shares of Series A Preferred Stock, and 9,642,080 shares of Series T Preferred Stock.

Other than the number of shares, the terms of the Common Stock will remain the same, and holders will not have any preemptive rights. For the Preferred Shares, the conversion price, liquidation price and minimum per share amount to trigger the mandatory conversion have all been modified to correspond to the Forward Split. The following chart details the impact of the share split after giving effect the Forward Split and prior forward split on July 7, 2021:

	Original Price*	Prior Price**	As Adjusted Price
Series Seed Preferred Stock
Original Series Seed Price	$0.50	$0.16667	$0.00833
Conversion Price	$0.50	$0.16667	$0.00833
Minimum Share Price	$8.59	$2.86333	$0.14317

Series A Preferred Stock
Original Series A Price	$1.7182	$0.57273	$0.02864
Conversion Price	$1.7182	$0.57273	$0.02864
Minimum Share Price	$8.59	$2.86333	$0.14317

Series T Preferred Stock
Original Series T Price	$8.80	$2.93333	$0.14667
Conversion Price	$8.80	$2.93333	$0.14667
Minimum Share Price	$8.80	$2.93333	$0.14667

*Prior to July 7, 2021

**Reflecting the forward split on July 7, 2021

Preferred Stock

We have authorized the issuance of three series of Preferred Stock, designated Series T Preferred Stock, Series Seed Preferred Stock and Series A Preferred Stock. The Series T Preferred Stock, Series Seed Preferred Stock and Series A Preferred Stock enjoy substantially similar rights, preferences, and privileges.

Dividend Rights

Holders of Preferred Stock are entitled to receive dividends, as may be declared from time to time by the board of directors out of legally available funds. Such dividends are non-cumulative and no right shall accrue to holders of Preferred Stock for undeclared dividends. Unpaid and undeclared dividends shall not bear or accrue interest. Holders of Preferred Stock are entitled to at least their share proportionally (calculated on an as-converted to Common Stock basis) in any dividends paid to the holders of Common Stock. We have never declared or paid cash dividends on any of our capital stock and currently do not anticipate paying any cash dividends after this offering or in the foreseeable future.

Voting Rights

Each holder of Preferred Stock is entitled to one vote for each share of Common Stock issuable upon conversion of the Preferred Stock at the then-effective conversion rate. Fractional votes are not permitted and if the conversion results in a fractional share, it will be rounded to the closest whole number. Holders of Preferred Stock are entitled to vote on all matters submitted to a vote of the stockholders, including the election of directors, as a single class with the holders of Common Stock. Specific matters submitted to a vote of the stockholders require the approval of a majority of the holders of Preferred Stock voting as if their shares had been converted into Common Stock. These matters include any vote to:

•	enter into a transaction or series of related transactions involving a merger or consolidation, or sale, conveyance or disposal of all or substantially of the assets, unless the majority of the voting power in the surviving entity is substantially similar to that before the transaction with substantially the same rights, preferences, privileges and restrictions;

•	modify the rights preferences, privileges and restrictions so as to adversely affect the Preferred Stock;

•	increase the total number of authorized shares of Preferred Stock;

•	authorize or issue, or obligate to issue, any other equity security having a preferences over, or on a parity with the Preferred Stock with respect to dividends, liquidation, redemption or voting;

•	redeem, purchase or otherwise acquire any shares of Common Stock or Preferred Stock except as indicated, including the repurchase of shares from employees, directors and officers, and existing contractual rights;

•	declare or pay any dividend on the Common Stock, other than a dividend payable solely in Shares of Common Stock; and

•	amend the Certificate of Incorporation or Bylaws.

Right to Receive Liquidation Distributions

In the event of our liquidation, dissolution, or winding up, holders of Series A Preferred Stock and Series T Preferred Stock are entitled to liquidation preferences superior to Series Seed Preferred Stock. Collectively, holders of Preferred Stock are entitled to a liquidation preference superior to holders of Common Stock. Liquidation distributions will be first paid to holders of Series A Preferred Stock and Series T Preferred Stock, who will be paid ratably with each other in proportion to their liquidation preference. Holders of Series T Preferred Stock will receive an amount for each share equal to $0.14667 per share of Series T Preferred Stock, adjusted for any subsequent stock splits, reverse stock splits, stock dividends, and similar recapitalization events (each a “Recapitalization Event”), plus all declared and unpaid dividends. Holders of Series A Preferred Stock will receive an amount for each share equal to $0.02864 per share of Series A Preferred Stock, adjusted for any subsequent Recapitalization Event, plus all declared and unpaid dividends. The distributions will then go to holders of Series Seed Preferred Stock, who will receive an amount for each share equal to $0.00833 per share of Series Seed Preferred Stock, adjusted for any subsequent Recapitalization Event, plus all declared and unpaid dividends. Finally, distributions will be payable ratably to holders of Common Stock and Preferred Stock on an as-converted basis. If, upon such liquidation, dissolution or winding up, the assets and funds that are distributable to the holders of Series A Preferred Stock and Series Seed Preferred Stock are insufficient to permit the payment to such holders of the full amount of their respective liquidation preference, then all of such assets and funds will be distributed ratably first among the holders of the Series A Preferred Stock in proportion to the full preferential amounts to which they would otherwise be entitled to receive, and then any remaining amounts to Series Seed Preferred Stock in proportion to the full preferential amounts which they would otherwise be entitled to receive.

Conversion Rights

Preferred Stock is convertible into Common Stock voluntarily and automatically. Each share of Preferred Stock is convertible at the option of the holder of the share at any time prior to the closing of a liquidation event. Each share of Preferred Stock is currently convertible into one share of Common Stock, but such conversion rate may be adjusted pursuant to the anti-dilution rights of the Preferred Stock set forth in Section 3(d) of the Sixth Amended and Restated Certificate of Incorporation.

Additionally, each share of the Preferred Stock will automatically convert into Common Stock (i) immediately prior to the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 where the per share offering price is at least the minimum share price (as adjusted for subsequent Recapitalization Events) and our aggregate proceeds are greater than or equal to $15,000,000 or (ii) by a vote by a majority of holders of Preferred Stocks. The “minimum share price” is $0.14317 for shares of Series Seed Preferred Stock and shares of Series A Preferred Stock and $0.14667 for shares of Series T Preferred Stock. Preferred Stock converts into the same number of shares of Common Stock regardless of whether converted automatically or voluntarily.

Drag Along Rights

Holders of Preferred Stock are subject to a drag-along provision, pursuant to which each holder of Preferred Stock agrees that, in the event that the company’s Board, the holders of a majority of the company’s voting stock vote, and the holders of a majority of Common Stock issued or issuable upon conversion of Preferred Shares vote in favor of a sale of the company, then such holder of Preferred Stock and Howard E. Marks Living Trust U/A Dated 12/21/2001 (Howard Marks), Marks Irrevocable Trust, and Miller Family Trust 1/2/96 (Ron Miller) and The Lee Miller Trust UA 09/05/2020 (Lee Miller) (each a “Key Holder”) will vote in favor of the transaction if such vote is solicited, refrain from exercising dissenters’ rights with respect to such sale of the company, and deliver any documentation or take other actions reasonably required. The drag-along provision is set forth in the Amended and Restated Investors’ Rights Agreements for holders of Series A Preferred Stock and Series Seed Preferred Stock and in their respective subscription agreements for holders of Series T Preferred Stock.

Right of First Refusal, Participation and Tag Along Rights

Under the Second Amended and Restated Investors’ Rights Agreement (for holders of Series A Preferred Stock and Series Seed Preferred Stock) and under the Subscription Agreement (for holders of Series T Preferred Stock), holders of at least 6,000,000 shares of Preferred Stock (as adjusted for subsequent recapitalization events) at the time of the event are entitled to a right of first refusal if we propose to issue new shares of capital stock (subject to certain exceptions). Holders of Common Stock and holders of fewer than 6,000,000 shares of Preferred Stock do not enjoy such rights. All holders of Series A Preferred Stock and Series Seed Preferred Stock are entitled to tag along rights if any Key Holder proposes to sell any of their respective holdings. All holders of Preferred Stock are entitled to participation rights in certain future offerings.

ITEM 2

THE SECOND AMENDED AND RESTATED BYLAW AMENDMENTS

On March 13, 2022, after due deliberation and careful consideration, the Board unanimously deemed advisable and approved amendments to the Company’s Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), and determined that such amendments are in the best interests of the Company and its Stockholders.

On March 13, 2024, there were 19,994,684 shares of Preferred Stock issued and outstanding. On March 13, 2024, certain holders of our Preferred Stock who, combined have approximately 51.8% of the voting power represented by the outstanding shares as of that same date, executed and delivered the Written Consent that ratified and approved the Board’s approval of the Second Amended and Restated Bylaws. The Boards’ authority to implement the Second Amended and Restated Bylaws will not become effective until 40 calendar days after the Notice of Internet Availability of Information Statement (the “Notice”) is first made available to our Stockholders.

Summary of Bylaw Amendments

The Board approved, and the Preferred Stockholders consented to, the following amendments to the Company’s Bylaws for the purposes of enhancing the Company’s corporate governance and compliance with state and federal laws under the Bylaws by:

1.	Amending Section 2.14 to remove the requirement that the Company make available lists of stockholders entitled to vote during annual meetings due to concerns regarding privacy and to match amended Section 219 of the DGCL;

2.	Amend Section 3.14 to prohibit loans by the Company to directors and executive officers pursuant to Section 13(k) of the Securities Exchange Act of 1934, as amended;

3.	Amend Section 8.3 to remove the Company’s ability to issue partly paid shares for the purpose of maintaining clean stockholder records reflecting fully paid shares; and

4.	Amend Sections 12.1 and 12.2 to match the notice requirements of Section 232 of the DGCL, which permits companies to use electronic transmission as a means of delivering communications to stockholders.

We have provided below an explanation of the revision to be made to each section of the Bylaws and the reason for the amendment. We have also provided the text of each section to be amended. Red text is new text to be added to the provision. Text to be deleted is shown as ~~strikethrough~~. The complete Second Amended and Restated Bylaws is attached as Exhibit B.

Amendment Related to the Protection of Stockholders’ Privacy

In 2022, Section 219 of the DGCL was amended to remove the requirement that Delaware companies make available lists of stockholders during annual meetings due to concerns regarding privacy.

Section 2.14. List of Stockholders Entitled to Vote

The corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. ~~If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.~~

Amendment to Remove the Company’s Ability to Extend Loans to Its Directors and Officers

Section 13(k) of the Exchange Act prohibits companies having a class of securities registered under Section 12 of the Exchange Act from extending or arranging a personal loan to or on behalf of any director or executive officer. In 2022, the Company registered its Common Stock under Section 12 of the Exchange Act, and thus became subject to this prohibition. Accordingly, the Board has approved an amendment to the Bylaws that to remove the following provision allowing the Company to extend loans to directors or officers.

~~3.14 Approval of Loans to Officers~~

~~The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.~~

Amendment to Remove “Partly Paid Shares” from the Bylaws

The Board has approved an amendment to Section 8.3 of the Company’s Bylaws to remove the Company’s ability to issue partly paid shares for the purpose maintaining clean records of our stockholders and their holdings, each of which will have fully paid for their shares.

Section 8.3 Stock Certificates; Partly Paid Shares

The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

~~The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.~~

Amendment to Update Electronic Notice Requirements

In 2022, Delaware amended Section 232 of the DGCL to allow corporations to provide notice to stockholders via email, and enunciate additional requirements that must be followed if electronic notice will be used, such as the inclusion of a prominent legend that the communication is an important notice regarding the corporation.

Section 12.1 Notice by Electronic Transmission

(i) Without limiting the manner by which notice otherwise may be given effectively to stockholders ~~pursuant to the Delaware General Corporation Law, the certificate of incorporation or these bylaws~~ , any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the certificate of incorporation or these bylaws may be ~~shall be effective if~~  given ~~by a form of electronic transmission consented to by the stockholder to whom the notice is given.~~ in writing directed to the stockholder’s mailing address (or by electronic electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the corporation’s records and shall be given:

(a)	If mailed, when the notice is deposited in the U.S. mail, postage prepaid;

(b)	If delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address: or

(c)   If given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by subsection (v) of this section.

A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the corporation.

(ii)   Without limiting the manner by which notice otherwise may be given effectively to stockholders, but subject to subsection (v) of this section, any notice to stockholders given by the corporation under the Delaware General Corporation Law, the certificate of incorporation, or the bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the corporation. A corporation may give notice electronic mail in accordance with subsection (i) of this section without obtaining the consent required by this subsection. ~~Any such consent shall be deemed revoked if:~~

~~(i)    the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and~~

~~(ii)   such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.~~

~~However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.~~

(iii)  ~~Any n~~Notice given pursuant to ~~the preceding paragraph~~ subsection (ii) of this section shall be deemed given:

(a)	If by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)	~~if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;~~ If by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of:

(1)	Such posting; and

(2)	The giving of such separate notice; and

(c)	If by any other form of electronic transmission, when directed to the stockholder.

(iv) Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that:

(a)	The corporation is unable to deliver such electronic transmission 2 consecutive notices given by the corporation; and

(b)	Such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

(v)  An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given ~~by a form of electronic transmission~~ shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 12.2 Definition of Types of Electronic Transmissions

(i) ~~An~~ “~~e~~Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process;

(ii) “Electronic mail” means an electronic transmission directed to a unique mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the corporation who is available to assist with accessing such files and information); and

(iii) “Electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the addresss), whether or not displayed, to which electronic mail can be sent or delivered.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. Such forward-looking statements may also include statements, among other things, concerning the efficacy, safety and intended utilization of the Company’s product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include, among others, the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling, the Company may not obtain approval to market its product candidates, or outside financing may not be available to meet capital requirements. These forward-looking statements are based on our current expectations. We caution that all forward- looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Annual Report on Form 10-K and other periodic and other filings the Company has filed with the Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets out certain information with respect to the beneficial ownership of the voting securities of the company, as of March 13, 2024, for:

•	Each person who we know beneficially owns more than five percent of any class of our voting securities.
•	Each of our director and director nominees.
•	Each of our executive officers.
•	All of our directors, director nominees and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

		Amount	Amount
		and	and
		nature of	nature of
	Name and address	beneficial	beneficial		Percent of
Title of class	of beneficial owner	ownership	ownership acquirable		Class (2)
Common Stock	Howard Marks (1)(4)	8,976,143	600,000	(5)	25.75%
			738,957	(6)	28.50	%(3)
Common Stock	The Ronald David Miller Trust U/A 08/04/2020 (Ron Miller) (1)	3,734,029	300,000	(5)	10.71%
			150,000	(6)	11.85	%(3)
Common Stock	SE Agoura Investment LLC (7)	151,534	9,148,309	(5)	0.43%
					21.14	%(3)
Common Stock	The Lee Miller Trust UA 09/05/2020 (Lee Miller)	3,734,029	300,000	(5)	10.71%
			150,000	(6)	11.85	%(3)
Common Stock	All executive officers and directors as a group (8 members including Howard Marks and Ron Miller)(1)	12,734,455	900,000	(5)	36.54%
			4,224,583	(6)	44.67	%(3)
Preferred Stock	Howard Marks (4)	600,000			3.00%

Preferred Stock	The Ronald David Miller Trust U/A 08/04/2020 (Ron Miller)(1)	300,000			1.50%

Preferred Stock	SE Agoura Investment LLC (7)	9,148,309			45.75%

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o StartEngine Crowdfunding, Inc., 4100 W Alameda Ave., Suite 300, Burbank, California 91505

(2)	Based on 34,852,699 shares of Common Stock, and 19,994,684 shares of Preferred Stock outstanding.

(3)	This calculation is the amount the person owns now, plus the amount that person is entitled to acquire. That amount is then shown as a percentage of the outstanding amount of securities in that class if no other person exercised their rights to acquire those securities. The result is a calculation of the maximum amount that person could ever own based on their current and acquirable ownership, which is why the amounts in this column may not add up to 100% for each class.

(4)	These shares are held by Howard E. Marks Living Trust U/A Dated 12/21/2001 (Howard Marks) and does not include the 999,414 shares held by the Marks Irrevocable Trust for the benefit of Mr. Marks’ family.

(5)	Shares acquirable through conversion of Preferred Stock.

(6)	Shares acquirable through the exercise of stock options. The options were granted under the 2015 Equity Incentive Plan.

(7)	SE Agoura Investment LLC is beneficially owned by Aubrey Chernick. The address for SE Agoura Investment LLC is 333 South Grand Avenue, Suite 1470, Los Angeles, CA 90071.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement by mailing the Company at StartEngine Crowdfunding, Inc., Attention: Secretary, 4100 W Alameda Ave., Suite 300, Burbank, California 91505, by calling 1 (800) 317-2200, or by e-mail to contact@startengine.com.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on March 13, 2024, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, none of the Actions described above will become effective until at least forty (40) calendar days after the Notice of Internet Availability of Information Statement (the “Notice”) is first made available to our Stockholders.

This Information Statement is expected to be made available on or about March 14, 2024 to all Stockholders of record at March 13, 2024.

By Order of the Board of Directors,

/s/ Howard Marks
Howard Marks, CEO

Appendix A

StartEngine Crowdfunding, Inc.

Seventh Amended and Restated Certificate of Incorporation

SEVENTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF StartEngine Crowdfunding, Inc.

StartEngine Crowdfunding, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.           The name of the corporation is StartEngine Crowdfunding, Inc.

2.           The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 19, 2014. The corporation was originally incorporated under the name of StartEngine Crowdsourcing, Inc.

3.           The board of directors of the corporation duly adopted a resolution declaring advisable the Seventh Amended and Restated Certificate of Incorporation of the corporation and submitting the same to the stockholders of the corporation entitled to vote thereon for approval.

4.           Thereafter, in accordance with §228 of the Delaware General Corporation Law and the bylaws of the Company, the stockholders of the corporation constituting the holders of the outstanding Common Stock and of the outstanding Preferred Stock voting together as a class, in each case having not less than the minimum number of votes that would be necessary to authorize or take the actions set forth herein at a meeting of such stockholders at which all shares entitled to vote thereon were present and voted, executed a written consent approving the Seventh Amended and Restated Certificate of Incorporation.

5.           The Seventh Amended and Restated Certificate of Incorporation, set forth below, was duly adopted in accordance with the provisions of §242 and §245 of the Delaware General Corporation Law.

ARTICLE I

The name of the corporation (hereinafter, the “Corporation”) is StartEngine Crowdfunding, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801 and the name of the registered agent at that address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

The Corporation is authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock,” each with a par value of $0.00001 per share. The total number of shares of Common Stock that the Corporation is authorized to issue is 1,500,000,000 shares. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 519,000,000 shares.

The Preferred Stock may be issued from time to time in one or more series. The first series of Preferred Stock shall be comprised of 213,000,000 shares and shall be designated “Series Seed Preferred Stock.” The second series of Preferred Stock shall be comprised of 207,000,000 shares and shall be designated “Series A Preferred Stock.” The third series of Preferred Stock shall be comprised of 99,000,000 shares and shall be designated “Series T Preferred Stock.”

Upon the filing with the Secretary of State of the State of Delaware (the "Effective Time") of this Seventh Amended and Restated Certificate of Incorporation of the Corporation a 20-for-1 forward stock split shall occur whereby (i) each share of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be split and converted into twenty (20) shares of Common Stock, (ii) each share Series Seed Preferred Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be split and converted into twenty (20) shares of Series Seed Preferred Stock, (iii) each share Series A Preferred Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be split and converted into twenty (20) shares of Series A Preferred Stock, (iv) and each share Series T Preferred Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be split and converted into twenty (20) shares of Series T Preferred Stock.

The relative rights, preferences, privileges and restrictions granted to or imposed upon the Series Seed, Series A Preferred Stock and Series T Preferred Stock are as follows:

1.           Dividends. No dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Preferred Stock in an amount for each such share of Preferred Stock equal to or greater than the aggregate amount of such dividends for all shares of Common Stock into which each such share of Preferred Stock could then be converted. The right to dividends on shares of Preferred Stock shall not be cumulative, and no right shall accrue to holders of Preferred Stock by reason of the fact that dividends on said shares are not declared in any period, nor shall any undeclared or unpaid dividend bear or accrue interest.

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2.           Liquidation Preference. In the event of the liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the assets and funds of the Corporation available for distribution to stockholders shall be distributed as follows:

(a)           First, the holders of shares of Series A Preferred Stock and the holders of shares of Series T Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made in respect of the Corporation’s Series Seed Preferred Stock and Common Stock, an amount equal to the Original Series A Price (as defined below) for shares of Series A Preferred Stock and the Original Series T Price (as defined below) for shares of Series T Preferred Stock, plus all declared and unpaid dividends thereon to the date fixed for such distribution. If, upon the occurrence of such event, the assets of the Corporation legally available for distribution are insufficient to permit the payment to the holders of Series A Preferred Stock and the holders of Series T Preferred Stock of the full preferential amount, then the entire assets available for distribution to stockholders shall be distributed to the holders of the Series A Preferred Stock and the holders of the Series T Preferred Stock ratably in proportion to the full preferential amounts which they would be entitled to receive pursuant to the preceding sentence of this Section 2(a). The “Original Series A Price” shall mean $0.02864 per share of Series A Preferred Stock, as adjusted for any subsequent stock splits, reverse stock splits, stock dividends, and similar recapitalization events (each a “Recapitalization Event”) and the “Original Series T Price” shall mean $0.14667 per share of Series T Preferred Stock, as adjusted for any subsequent Recapitalization Events.

(b)           After the full preferential amounts due the holders of Series A Preferred Stock and the holders of shares of Series T Preferred Stock pursuant to Section 2(a) have been paid or set aside, the holders of shares of Series Seed Preferred Stock then outstanding shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made in respect of the Corporation’s Common Stock, an amount equal to $0.00833 per share of Series Seed Preferred Stock, as adjusted for any subsequent Recapitalization Events (the “Original Series Seed Price”), plus all declared and unpaid dividends thereon to the date fixed for such distribution. If, upon the occurrence of such event, the assets of the Corporation legally available for distribution are insufficient to permit the payment to the holders of Series Seed Preferred Stock of the full preferential amount, then the entire assets available for distribution to stockholders shall be distributed to the holders of the Series Seed Preferred Stock ratably in proportion to the full preferential amounts which they would be entitled to receive pursuant to the preceding sentence of this Section 2(b).

(c)           After the full preferential amounts due the holders of Preferred Stock pursuant to Sections 2(a) and 2(b) have been paid or set aside, any remaining assets of the Corporation legally available for distribution to stockholders shall be distributed to the holders of Common Stock and Preferred Stock ratably in proportion to the number of shares of Common Stock then held, or issuable upon conversion of the shares of Preferred Stock then held, by each holder.

(d)           (i) A merger or consolidation of the Corporation into or with another entity after which the stockholders of the Corporation immediately prior to such transaction do not own, immediately following the consummation of the transaction by virtue of their shares in the Corporation or securities received in exchange for such shares in connection with the transaction, a majority of the voting power of the surviving entity in proportions substantially identical to those that existed immediately prior to such transaction and with substantially the same rights, preferences, privileges and restrictions as the shares they held immediately prior to the transaction, (ii) the sale, transfer or other disposition (but not including a transfer or disposition by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Corporation (other than to a wholly-owned subsidiary), or (iii) the sale or transfer by the Corporation or its stockholders of more than 50% of the voting power of the Corporation in a transaction or series of related transactions other than in a transaction or series of transactions effected by the Corporation primarily for financing purposes, shall be deemed to be a liquidation of the Corporation as that term is used in this Section 2(d) (each a “Deemed Liquidation”). A Deemed Liquidation may be waived upon the vote of holders of at least a majority of the voting power of the Preferred Stock, voting together as a single class.

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In the event of a Deemed Liquidation pursuant to Section 2(d)(i), if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the definitive agreement providing therefor shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 2(a) and 2(b) as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 2(a) and 2(b) after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes hereof, consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation shall be deemed to be Additional Consideration.

(e)           In the event of any liquidation of the Corporation involving the distribution of assets other than cash to the stockholders of the Corporation, the value of the assets to be distributed shall be determined as follows:

(i)           In the case of securities that are not subject to investment letter or other similar restrictions on free tradability,

(A)           if traded on a national securities exchange, the value shall be deemed to be the average of the closing prices of the securities over the 10 day period ending three days prior to the closing;

(B)           if actively traded over-the-counter (including on online platforms or alternative trading systems), the value shall be deemed to be the average of (i) the average of the last bid and ask prices or (ii) the closing sale prices (whichever is applicable) over the 30 day period ending three days prior to the closing; and

(C)           if there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

(ii)           In the case of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate), the value shall be based on an appropriate discount from the market value determined as above in Section 2(e)(i) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

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(iii)           In the case of any other property, the value shall be equal to the property’s fair market value, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

3.           Conversion. The holders of the Preferred Stock shall have conversion rights as follows:

(a)           Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into a number of fully paid and nonassessable shares of Common Stock equal to the Original Series Seed Price, in the case of the Series Seed Preferred Stock, the Original Series A Price, in the case of the Series A Preferred Stock, or the Original Series T Price, in the case of the Series T Preferred Stock, divided by the Conversion Price for such series of Preferred Stock in effect at the time of conversion. The “Conversion Prices” for the Series Seed Preferred Stock, Series A Preferred Stock and Series T Preferred Stock is $0.00833, $0.02864, and $0.14667, respectively, and shall be subject to further adjustment as provided in Section 3(d).

(b)           Automatic Conversion. Each share of Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Common Stock, at the then effective Conversion Price, upon (i) the vote or written consent of at least a majority of the voting power represented by the then outstanding shares of Preferred Stock or (ii) the closing of a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock at an offering price of not less than the Minimum Share Price, as adjusted for any subsequent Recapitalization Event, with aggregate gross proceeds to the Corporation (prior to underwriters’ commissions and expenses) of not less than $15,000,000. The “Minimum Share Price” is $0.14317 for shares of Series Seed Preferred Stock and shares of Series A Preferred Stock and $0.14667 for shares of Series T Preferred Stock.

(c)           Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall give written notice to the Corporation at the headquarters of the Corporation that the holder elects to convert the same and shall state therein the name or names in which the shares of Common Stock are to be issued and, if such shares are certificated, shall surrender the certificate or certificates therefor, duly endorsed, at the headquarters of the Corporation or of any transfer agent for the Corporation (except that no such written notice of election to convert shall be necessary in the event of an automatic conversion pursuant to Section 3(b)). The Corporation shall, as soon as practicable thereafter, either (i) instruct the transfer agent to note the conversion of the shares on the stock ledger of the Corporation or (ii) issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted (except that, in the case of an automatic conversion upon an initial public offering pursuant to Section 3(b), such conversion shall be deemed to have been made immediately prior to the closing of the offering) and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the occurrence of either of the events specified in Section 3(b), the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates, if applicable, representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, if the shares were previously in certificate form, unless either the certificates evidencing such shares of Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection with such certificates.

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(d)           Adjustments to Conversion Price for Dilutive Issuances.

(i)           Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

(A)           “Original Issue Date” shall mean, with respect to any series of Preferred Stock, the date on which shares of such series are first issued by the Corporation.

(B)           “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 3(d)(ii), deemed to be issued) by the Corporation after the Original Issue Date, other than (collectively, “Excluded Securities”):

(1)           shares of Common Stock issued upon conversion of Preferred Stock;

(2)           shares issued or issuable to officers, directors or employees of, or consultants to, the Corporation pursuant to any stock option plan or agreement or other stock incentive program or agreement approved by the Board of Directors;

(3)           issued or issuable to landlords, equipment lessors, lenders or other financial institutions in a commercial transaction or arrangement approved by the Board of Directors;

(4)           shares issuable upon exercise or conversion of any warrants that are outstanding as of the date of this Second Amended and Restated Certificate of Incorporation; or

(5)           shares for which an adjustment is made pursuant to Section 3(d)(v).

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(C)           “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(D)           “Convertible Securities” shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii)           Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(A)           The maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(B)           Except as provided in Sections 3(d)(ii)(C) and 3(d)(ii)(D), no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(C)           If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (other than a change resulting from the antidilution provisions of such Options or Convertible Securities), the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that such recomputed Conversion Price shall not exceed the Conversion Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock.

(D)           Upon the expiration of any such Options or Convertible Securities, the Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

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(iii)           Adjustment of Conversion Price for Dilutive Issuances. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(ii)) after the Original Issue Date of any series of Preferred Stock without consideration or for a consideration per share less than the Conversion Price for such series in effect immediately prior to such issuance, then and in each such event the Conversion Price for such series shall be reduced to a price (rounded to the nearest one thousandth of one cent) equal to such Conversion Price multiplied by a fraction:

(x)           the numerator of which is equal to the number of shares of Common Stock outstanding or deemed to be outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance; and

(y)           the denominator of which is equal to the number of shares of Common Stock outstanding or deemed to be outstanding immediately prior to such issuance plus the number of Additional Shares of Common Stock so issued.

For the purposes of this Section 3(d)(iii), the number of shares of Common Stock deemed to be outstanding shall be deemed to include the Common Stock issuable upon full exercise and conversion of all then outstanding Options and Convertible Securities, not including shares excluded from the definition of “Additional Shares of Common Stock” pursuant to Section 3(d)(i)(B)(2). Any adjustment to the Conversion Price of a particular series of Preferred Stock made pursuant to this Section 3(d)(iii) may be waived upon the vote of holders of at least a majority of the voting power of such series of Preferred Stock, voting as a single class.

(iv)           Determination of Consideration. For purposes of this Section 3(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)          Cash and Property. Such consideration shall:

(1)           insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(2)           insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3)           in the event Additional Shares of Common Stock are issued together with other securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

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(B)           Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d) relating to Options and Convertible Securities shall be equal to:

(x)           the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(y)           the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(v)           Other Adjustments to Conversion Price.

(A)           Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the Original Issue Date of a series of Preferred Stock, the Conversion Price for such series in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(B)           Common Stock Dividends and Distributions. If, after the Original Issue Date of a series of Preferred Stock, the Corporation at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Conversion Price for such series that is then in effect shall be decreased by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(v)(B) to reflect the actual payment of such dividend or distribution.

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(C)           Other Distributions. In case the Corporation shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 3(d)), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that the holders of Preferred Stock shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the holders of the Preferred Stock.

(D)           Recapitalizations and Reorganizations. In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 3 or a merger or sale of assets provided for in Section 2), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that the holders of Preferred Stock shall be entitled to receive, upon conversion thereof, the type and number of shares of stock or other securities or property of the Corporation or otherwise that they would have received had their Preferred Stock been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the holders of the Preferred Stock. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 to the end that the provisions of this Section 3 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(e)           Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price for a series of Preferred Stock pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a share of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect for the series of Preferred Stock held by such holder and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

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(f)           Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Preferred Stock. In lieu of any fractional shares to which the holder of Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of the Corporation. The number of whole shares issuable to each holder of a series of Preferred Stock upon such conversion shall be determined on the basis of the number of shares of Common Stock issuable upon conversion of the total number of shares of such series of Preferred Stock being converted into Common Stock by such holder at that time.

(g)           Notices of Record Date. In the event (i) the Corporation shall take a record of the holders of its capital stock for the purpose of entitling them to receive a dividend or other distribution (other than a cash dividend) or to subscribe for or purchase any shares of stock of any class or to receive any other rights, (ii) of any capital reorganization, reclassification or recapitalization (other than a subdivision or combination of its outstanding shares of Common Stock), or (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation or any Deemed Liquidation, then, and in any such case, the Corporation shall cause to be mailed to each holder of record of the Preferred Stock at the address of record of such stockholder as set forth on the Corporation’s books, at least 20 days prior to the earliest date hereinafter specified, a notice stating the material terms of the proposed transaction and the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of capital stock of record shall be entitled to exchange their shares of capital stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, dissolution, liquidation or winding up; provided, however, that such notice period may be shortened upon the written consent of holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock. If any material change in the facts set forth in the written notice shall occur, the Corporation shall promptly give written notice of such material change to each holder of shares of Preferred Stock.

(h)           No Impairment. Without obtaining such consent of the holders of Preferred Stock as may be required under Section 6, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Preferred Stock against impairment.

(i)           Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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4.           Redeemed or Otherwise Acquired Shares. Any shares of Preferred Stock that are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Preferred Stock following redemption.

5.           Voting Rights.

(a)           General. Each holder of Preferred Stock shall be entitled to a number of votes equal to the number of whole shares of Common Stock into which such holder’s shares of Preferred Stock could then be converted and, except as otherwise required by law or as set forth herein, shall have voting rights and powers equal to the voting rights and powers of the Common Stock. Each holder of Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation and shall be entitled to vote with the holders of Common Stock with respect to any matter upon which holders of Common Stock have the right to vote, except as otherwise provided herein or those matters required by law to be submitted to a class vote.

6.           Protective Provisions. So long as any shares of Preferred Stock are outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the voting power represented by the then outstanding shares of Preferred Stock, voting together as a class:

(a)           enter into transaction or series of related transactions involving a merger or consolidation with another entity, or a sale, conveyance or disposal of all or substantially all of its assets, unless the stockholders of the Corporation immediately prior to such transaction own, immediately following the consummation of the transaction by virtue of their shares in the Corporation or securities received in exchange for such shares in connection with the transaction, a majority of the voting power of the surviving or purchasing entity in proportions substantially similar to those that existed immediately prior to such transaction and with substantially the same rights, preferences, privileges and restrictions as the shares they held immediately prior to the transaction;

(b)           modify the rights, preferences, privileges or restrictions of the Preferred Stock so as to adversely affect the Preferred Stock;

(c)           increase the total number of authorized shares of Preferred Stock;

(d)           authorize or issue, or obligate itself to issue, any other equity security having a preference over, or on a parity with, the Preferred Stock with respect to dividends, liquidation, redemption or voting;

(e)           redeem, purchase or otherwise acquire any shares of Common Stock or Preferred Stock other than in connection with (i) the repurchase of Common Stock at the original purchase price from employees, officers, directors, consultants or other service providers pursuant to agreements providing for such repurchase upon termination of employment, (ii) the exercise of a contractual right of first refusal entitling the Corporation to purchase such shares upon substantially the same terms offered by a third party, provided that the purchase is approved by the Board of Directors, or (iii) the redemption of Series Seed Preferred Stock pursuant to Section 8.1 of the Corporation’s Series A Preferred Stock Purchase Agreement;

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(f)           declare or pay any dividend on the Common Stock, other than a dividend payable solely in shares of Common Stock; or

(g)           amend the Certificate of Incorporation or Bylaws of the Corporation.

7.           Waiver. Any of the rights, powers, privileges and other terms of the Preferred Stock set forth herein may be waived on behalf of all holders of Preferred Stock by the affirmative written consent or vote of the holders of a majority of the voting power represented by the then outstanding shares of Preferred Stock, voting together as a class.

8.           Notices. Except as otherwise provided herein, any notice required or permitted by the provisions of this Article IV to be given to a holder of shares of Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the Delaware General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

9.           Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 3, or otherwise acquired by the Corporation, the shares so converted shall be canceled and shall not be issuable by the Corporation, and the Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

10.           Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

11.           Certain Repurchases of Stock. For purposes of Section 500 of the California Corporations Code (to the extent applicable), in connection with any repurchase of shares of Common Stock permitted under this Seventh Amended and Restated Certificate of Incorporation from employees, officers, directors or consultants of the Corporation in connection with a termination of employment or services pursuant to agreements or arrangements approved by the Board (in addition to any other consent required under this Seventh Amended and Restated Certificate of Incorporation), such repurchase may be made without regard to any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined in Section 500 of the California Corporations Code).  Accordingly, for purposes of making any calculation under California Corporations Code Section 500 in connection with such repurchase, the amount of any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined therein) shall be deemed to be zero.

ARTICLE V

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Seventh Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Election of directors need not be by written ballot, unless the Bylaws so provide.

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ARTICLE VI

The Board of Directors is authorized to make, adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders shall also have power to make, adopt, amend, alter or repeal the Bylaws of the Corporation.

ARTICLE VII

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of stockholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits on indemnification set forth in Sections 204 and 317 of the California Corporations Code with respect to actions for breach of duty to the Corporation or its stockholders, to the extent the Corporation is subject to those provisions pursuant to Section 2115 of the California Corporations Code. Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions occurring prior to, such repeal or modification.

ARTICLE VIII

The Corporation reserves the right to amend or repeal any of the provisions contained in this Seventh Amended and Restated Certificate of Incorporation in any manner now or hereafter permitted by law, and the rights of the stockholders of the Corporation are granted subject to this reservation.

Article IX

Pursuant to Section 122(17) of the Delaware General Corporation Law, the Corporation hereby renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any and all business opportunities that are presented to any of the holders of Preferred Stock or their respective affiliates (collectively, the “Preferred Investor Parties”) at any time that such holders hold any securities of the Corporation. Without limiting the foregoing renunciation, the Corporation acknowledges that the Preferred Investor Parties are in the business of making investments in, and have investments in, other businesses similar to and that may compete with the Corporation’s businesses (“Competing Businesses”), and agrees that the Preferred Investor Parties shall have the unfettered right to make additional investments in or have relationships with other Competing Businesses independent of their investments in the Corporation. By virtue of a Preferred Investor Party holding securities of the Corporation or by having persons designated by or affiliated with such Preferred Investor Party serving on or observing at meetings of the Corporation’s Board of Directors or otherwise, no Preferred Investor Party shall have any obligation to the Corporation, any of its subsidiaries or any other holder of securities of the Corporation to refrain from competing with the Corporation and any of its subsidiaries, making investments in or having relationships with Competing Businesses, or otherwise engaging in any commercial activity; and none of the Corporation, any of its subsidiaries or any other holder of securities of the Corporation shall have any right with respect to any such investments or activities undertaken by such Preferred Investor Party. Without limitation of the foregoing, each Preferred Investor Party may engage in or possess any interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Corporation or any of its subsidiaries, and none of the Corporation, any of its subsidiaries or any other holder of securities of the Corporation shall have any rights or expectancy by virtue of such Preferred Investor Party’s relationships with the Corporation, or otherwise in and to such independent ventures or the income or profits derived therefrom; and the pursuit of any such venture, even if such investment is in a Competing Business shall not be deemed wrongful or improper. No Preferred Investor Party shall be obligated to present any particular investment opportunity to the Corporation or any of its subsidiaries even if such opportunity is of a character that, if presented to the Corporation or such subsidiary, could be taken by the Corporation or such subsidiary, and the Preferred Investor Party shall continue to have the right to take for its own respective account or to recommend to others any such particular investment opportunity. The provisions of this Article IX shall in no way limit or eliminate any Preferred Investor Party’s duties, responsibilities and obligations with respect to the protection of any confidential or proprietary information of the Corporation and any of its subsidiaries, including any applicable duty to not disclose or use such confidential or proprietary information improperly or to obtain therefrom an improper personal benefit.

*         *          *

[Signature Page Follows]

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IN WITNESS WHEREOF, this Seventh Amended and Restated Certificate of Incorporation has been executed by the Chief Executive Officer of the Corporation this __th day of April 2024.

StartEngine Crowdfunding, Inc.

By:	/s/ Howard Marks
Howard Marks
Chief Executive Officer

Appendix B

StartEngine Crowdfunding, Inc.

Second Amended and Restated Bylaws

Exhibit B

SECOND AMENDED AND RESTATED

BYLAWS

OF

STARTENGINE CROWDFUNDING, INC.

APRIL X, 2024

-i-

-ii-

-iii-

-iv-

STARTENGINE CROWDFUNDING, INC.

BYLAWS

article I

CORPORATE OFFICES

1.1	Registered Office

The registered office of the corporation in the State of Delaware shall be 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

1.2	Other Offices

The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

article II

MEETINGS OF STOCKHOLDERS

2.1	Place of Meetings

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

2.2	Annual Meeting

An annual meeting of stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the board of directors from time to time. Any other proper business may be transacted at the annual meeting. The corporation shall not be required to hold an annual meeting of stockholders provided that (i) the stockholders are permitted to act by written consent under the corporation’s certificate of incorporation and these bylaws, (ii) the stockholders take action by written consent to elect directors and (iii) the stockholders unanimously consent to such action or, if such consent is less than unanimous, all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

2.3	Special Meeting

A special meeting of the stockholders may be called, at any time for any purpose or purposes, by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or the bylaws.

2.4	Notice of Stockholders' Meetings

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with either Section 2.5 or Section 12 of these bylaws not less than 10 or more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5	Manner of Giving Notice; Affidavit of Notice

Written notice of any meeting of stockholders, (i) if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation, or (ii) if electronically transmitted, as provided in Section 12 of these bylaws. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6	Quorum

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7	Adjourned Meeting; Notice

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8	Conduct of Business

Meetings of stockholders shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the president, or in his or her absence by a vice president, or in the absence of the foregoing persons by a chairperson designated by the board of directors, or in the absence of such designation by a chairperson chosen at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9	Voting

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements, respectively).

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10	Waiver of Notice

Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

2.11	Stockholder Action by Written Consent Without a Meeting

Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders or members to take action are delivered to the corporation in the manner required by this section 2.11 within 60 days of the first date on which any written consent is so delivered to the corporation. .

A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written and signed provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (A) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (B) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. Delivery shall be given in accordance with applicable law.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given as provided in Section 228 of the General Corporation Law of Delaware.

2.12	Record Date for Stockholder Notice; Voting; Giving Consents

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

If the board of directors does not so fix a record date:

(i)           The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii)           The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed.

(iii)          The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

2.13	Proxies

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronically or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

2.14	List of Stockholders Entitled to Vote

The corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.

article III

DIRECTORS

3.1	Powers

Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2	Number of Directors

The exact number of directors shall be determined from time to time by resolution of the board of directors, provided the board of directors shall consist of at least one member. This number of directors may be changed by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.

No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3	Election, Qualification and Term of Office of Directors

Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting or special meeting called for such purpose. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until such director's successor is elected and qualified or until such director's earlier resignation or removal.

Elections of directors need not be by written ballot.

3.4	Resignation and Vacancies

Any director may resign at any time upon written notice to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws:

(i)           Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii)           Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

3.5	Place of Meetings; Meetings by Telephone

The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6	First Meetings

The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

3.7	Regular Meetings

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.8	Special Meetings; Notice

Special meetings of the board of directors may be called by the president on three days' notice to each director either personally by hand, by courier, mail, telegram, facsimile, telex, electronic mail or telephone; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

3.9	Quorum

At all meetings of the board of directors, a majority of the number of directors then elected to and serving on the board of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.10	Waiver of Notice

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

3.11	Adjourned Meeting; Notice

If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12	Board Action by Written Consent Without a Meeting

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.13	Fees and Compensation of Directors

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.14	Removal of Directors

Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

article IV

COMMITTEES

4.1	Committees of Directors

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the corporation.

4.2	Committee Minutes

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3	Meetings and Action of Committees

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and Section 3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

article V

OFFICERS

5.1	Officers

The officers of the corporation shall include a president, a secretary, and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2	Election of Officers

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3	Subordinate Officers

The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4	Removal and Resignation of Officers

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5	Vacancies in Offices

Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

5.6	Chairman of the Board

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7	Chief Executive Officer

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer (if such an officer is appointed) shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

The person serving as chief executive officer shall also be the acting president of the corporation whenever no other person is then serving in such capacity.

5.8	President

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, or the chief executive officer, the president shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

The person serving as president shall also be the acting chief executive officer, secretary or treasurer of the corporation, as applicable, whenever no other person is then serving in such capacity.

5.9	Chief Financial Officer

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

The person serving as the chief financial officer shall also be the acting treasurer of the corporation whenever no other person is then serving in such capacity. Subject to such supervisory powers (if any) as may be given by the Board of Directors to another officer of the corporation, the chief financial officer shall supervise and direct the responsibilities of the treasurer whenever someone other than the chief financial officer is serving as treasurer of the corporation.

5.10	Vice President

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.11	Secretary

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall administer or allow to be administered on company’s behalf, as determined by resolution of the board of directors, a stock ledger, which consists of records administered by or on behalf of the corporation in which the names of all of the corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.12	Treasurer

The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

5.13	Assistant Secretary

The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

5.14	Assistant Treasurer

The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

5.15	Authority and Duties of Officers

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

article VI

INDEMNITY

6.1	Indemnification of Directors and Officers

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a “director” or “officer” of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2	Indemnification of Others

The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an “employee” or “agent” of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3	Insurance

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.

6.4	Prepayment of Expenses

The corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

6.5	Claims

If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty days after a written claim therefor has been received by the corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

6.6	Non-exclusivity of Rights

The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

6.7	Other Indemnification

The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

6.8	Effect of Amendment or Repeal

Any amendment or repeal of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment or repeal.

article VII

RECORDS AND REPORTS

7.1	Maintenance and Inspection of Records

The corporation shall administer or allow to be administered on its behalf, its stock ledger, a copy of these bylaws as amended to date, accounting books, and other records. These records may be kept on, or by means of, or be in the form of, any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect such records in such form pursuant to applicable law. The “stock ledger” means one or more records administered by or on behalf of the corporation in which the names of all of the corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the corporation are recorded

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. Nothing contained in this section 7.1 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2	Inspection by Directors

Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3	Annual Statement to Stockholders

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4	Annual Report

The corporation shall cause an annual report to be sent to the stockholders of the corporation to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the corporation’s shares, the requirement of sending of an annual report to the stockholders of the corporation is expressly waived (to the extent permitted under applicable law).

7.5	Representation of Shares of Other Corporations

The chairman of the board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

article VIII

GENERAL MATTERS

8.1	Checks

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2	Execution of Corporate Contracts and Instruments

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3	Stock Certificates; Partly Paid Shares

The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

8.4	Special Designation on Certificates

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of any certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5	Lost Certificates

Except as provided in this Section 8.5, no new certificates for certificated shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.6	Construction; Definitions

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.7	Dividends

The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.8	Fiscal Year

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.9	Seal

The seal of the corporation shall be such as from time to time may be approved by the board of directors.

8.10	Transfer of Stock

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.11	Stock Transfer Agreements

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

8.12	Registered Stockholders

The corporation shall be entitled to recognize the exclusive right of a person registered on its stock ledger as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its stock ledger as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

article IX

AMENDMENTS

The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

article X

DISSOLUTION

If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

article XI

CUSTODIAN

11.1	Appointment of a Custodian in Certain Cases

The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

(i)           at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

(ii)           the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

(iii)          the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

11.2	Duties of Custodian

The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

article XII

NOTICE BY ELECTRONIC TRANSMISSION

12.1	Notice by Electronic Transmission

(i) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the certificate of incorporation or these bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the corporation’s records and shall be given:

(a)	If mailed, when the notice is deposited in the U.S. mail, postage prepaid;

(b)	If delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address: or

(c)   If given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by subsection (v) of this section.

A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the corporation.

(ii) Without limiting the manner by which notice otherwise may be given effectively to stockholders, but subject to subsection (v) of this section, any notice to stockholders given by the corporation under the Delaware General Corporation Law, the certificate of incorporation, or the bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the corporation. A corporation may give notice electronic mail in accordance with subsection (i) of this section without obtaining the consent required by this subsection.

(iii) Notice given pursuant to subsection (ii) of this section shall be deemed given:

(a)	If by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)	If by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of:

(1)	Such posting; and

(2)	The giving of such separate notice; and

(c)	If by any other form of electronic transmission, when directed to the stockholder.

(iv) Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that:

(a)	The corporation is unable to deliver such electronic transmission 2 consecutive notices given by the corporation; and

(b)	Such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

(v) An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

12.2	Definition of Electronic Transmission

(i) “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

(ii) “Electronic mail” means an electronic transmission directed to a unique mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the corporation who is available to assist with accessing such files and information); and

(iii) “Electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the addresss), whether or not displayed, to which electronic mail can be sent or delivered.

12.3	Inapplicability

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the Delaware General Corporation Law.